Summary Prospectus International Equity Fund AUGUST 1, 2010 Class / Ticker Symbol A / SCIIX I / STITX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.ridgeworth.com/prospectus. You can also get this information at no cost by calling the Funds at 1-888-784-3863 or by sending an email request to info@ridgeworth.com. The current Prospectus and Statement of Additional Information, dated August 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

The International Equity Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on page 65 of the Fund’s prospectus and Rights of Accumulation on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	A Shares	I Shares
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	5.75%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	I Shares
Management Fees	1.15%	1.15%
Distribution (12b-1) Fees	0.30%	None
Other Expenses	0.16%	0.16%

Total Annual Fund Operating Expenses	1.61%	1.31%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

A Shares	$729	$1,054	$1,401	$2,376
I Shares	$133	$415	$718	$1,579

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks and other equity securities of foreign companies. The Fund’s investments are diversified among at least three foreign countries. The Fund may also invest in exchange-traded funds (“ETFs”). The Fund invests primarily in developed countries, but may invest in countries with emerging markets.

August 1, 2010	1	Summary Prospectus

In selecting investments for purchase and sale, Certium Asset Management LLC (the “Subadviser”) seeks to identify stocks with positive earnings trends and attractive valuations. Fundamental analysis is used to determine those companies that are projected to have sustainability of earnings and global industry positioning. The Subadviser’s goal is to find companies with top management, quality products and sound financial positions, or a history of consistent growth in cash flows, sales, operating profits, returns on equity and returns on invested capital. Risk controls are in place to assist in maintaining a portfolio that is diversified by security type and industry sector and invested across multiple countries.

In addition, to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

Principal Investment Risks

Equity Risk: Stock prices may fall over short or extended periods of time. The value of the Fund’s securities may fluctuate drastically from day to day.

Smaller Company Risk: Small and mid-cap stocks tend to perform differently from other segments of the equity market or the equity market as a whole and can be more volatile than stocks of a larger company. Smaller companies may be newer or less established and may have limited resources, products and markets. They may be less liquid.

Large Company Risk: Large cap stocks can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

Foreign Investment Risk: Foreign securities involve special risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets. The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity market or the equity market as a whole.

Foreign Currency Risk: Changes in foreign currency exchange rates will affect the value of what the fund owns and the price of the Fund’s shares. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency trends are unpredictable and currency rates may fluctuate significantly for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

Exchange Traded Fund Risk: The risk of owning shares of an ETF generally reflects the risk of owning the underlying securities the ETF is designed to track. Liquidity in an ETF could result in more volatility than ownership of the underlying portfolio of securities. In addition, because of ETF management expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Derivatives Risk: Because the Fund may invest in derivatives, it is exposed to additional volatility and potential loss. Losses on investments in certain types of derivatives may exceed the Fund’s initial investment.

A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

This bar chart shows the changes in performance of the Fund’s I Shares from year to year.*

Best Quarter	Worst Quarter
30.56%	-25.93%
(6/30/09)	(12/31/08)

*	The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/10 to 6/30/10 was -14.31%.

This table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance. These returns reflect applicable sales charges and assume shareholders redeem all of their shares at the end of the period indicated. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors

Summary Prospectus	2	August 1, 2010

who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the I Shares. After-tax returns for other classes will vary.

	1 Year	5 Years	10 Years

A Shares Returns Before Taxes	36.12%	1.29%	1.17%

I Shares Returns Before Taxes	44.93%	2.78%	2.10%

I Shares Returns After Taxes on Distributions	45.07%	2.00%	1.35%

I Shares Returns After Taxes on Distributions and Sale of Fund Shares	29.62%	2.46%	1.64%

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.78%	3.54%	1.17%

Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863, or by visiting www.ridgeworth.com.

Investment Adviser and Subadviser

RidgeWorth Investments is the Fund’s investment adviser. Certium Asset Management LLC is the Fund’s subadviser.

Portfolio Management

Mr. Chad Deakins, CFA, President and Chief Investment Officer of the Subadviser, has managed the Fund since May 2000.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day. You may purchase and redeem A Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for fund share transactions. The Fund offers I Shares to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they may act as fiduciary agent, investment adviser, or custodian. Please consult your financial institution or intermediary to find out about how to purchase I Shares of the Fund.

The minimum initial investment amounts for each class are shown below, although these minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Class	Dollar Amount

A Shares	$2,000
I Shares	None

Tax Information

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

August 1, 2010	3	Summary Prospectus

RFSUM-IE-0810